OPPENHEIMER MAIN STREET GROWTH & INCOME FUND
                  Supplement dated December 22, 2000 to the
                       Prospectus dated December 22, 2000


The Prospectus is changed as follows:

1) Class N Shares of Oppenheimer Main Street Growth & Income Fund are not currently being offered for sale.


2) The Board of Directors has recommended that Shareholders approve changing the investment objective of the fund to be: "The Fund seeks high total return." Further details along with other changes are included in the Proxy Statement which will be sent on or about January 19th , 2001, to all Shareholders of record on December 27, 2000.

















December 22, 2000                                             PS0700.021

                 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND
                  Supplement dated December 22, 2000 to the
         Statement of Additional Information dated December 22, 2000

The Statement of Additional Information is revised as follows:

      Class N shares of Oppenheimer Main Street Growth & Income Fund are not being currently offered.






























December 22, 2000                                                   PX0700.009